EXTENSION OF EMPLOYMENT AGREEMENT


DATE:     June 30, 2004

Parties:   Techne Corporation
           614 McKinley Place N.E.
           Minneapolis, MN  55413


           Marcel Veronneau


AGREEMENTS:

     The parties hereby agree that the termination date of the Employment Agreement between them for the period July 1, 1995 through June 30, 1998 and previously extended to June 30, 2004 is extended to June 30, 2007. All other provisions of such Employment Agreement shall remain in full force and effect.


						Techne Corporation



						By /s/ Thomas E. Oland
                                                ----------------------
                                                Thomas E. Oland, President




/s/ Marcel Veronneau
----------------------
   Marcel Veronneau